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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                      JANUARY 24, 2001 (JANUARY 23, 2001)
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                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)


          OKLAHOMA                      1-13726                   73-1395733
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(State or other jurisdiction      (Commission File No.)        (IRS Employer
      of incorporation)                                      Identification No.)


   6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA                  73118
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(Address of principal executive offices)                             (Zip Code)


                                 (405) 848-8000
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              (Registrant's telephone number, including area code)








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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 9. REGULATION FD

Chesapeake Energy Corporation has adopted a policy of providing investors with guidance on certain factors which affect our future financial performance. As of January 23, 2001, we are using the key operating assumptions in our projections for the first quarter and full year 2001. With the filing of this report on Form 8-K, we are posting the same information on our web site at www.chkenergy.com. We caution you that our outlook is given as of January 23, 2001 based on currently available information, and that we are not undertaking any obligation to update our estimates as conditions change or other information becomes available.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      CHESAPEAKE ENERGY CORPORATION



                                      BY: /s/ AUBREY K. MCCLENDON
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                                              AUBREY K. MCCLENDON
                                              Chairman of the Board and
                                              Chief Executive Officer

Dated: January 24, 2001



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